EXHIBIT 10.3
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                FIRST AMENDMENT TO AMENDED AND RESTATED
                   SENIOR UNSECURED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT (this "Amendment") is dated as of November 5, 1998 (the "Amendment Date") and is among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"), the other agents that are described herein, and the banks and other financial institutions (the "Banks") that are a party hereto.

                               RECITALS:

     A. The Borrower, the Administrative Agent, the other agents that are described therein, and the Banks are parties to that certain Amended and Restated Senior Unsecured Credit Agreement dated as of October 30, 1998, (the "Original Credit Agreement").

     B.    The parties hereto desire to amend the Original Credit
Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on November 15, 1998 (the
"Termination Date") the following conditions precedent have been satisfied:

           (a) DOCUMENTATION. The Documentation Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

           (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

           (c) NO DEFAULT No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

     3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.
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     4.    The following definition shall be added to the Credit
Agreement:

           (a) "AGGREGATE PROPERTY ADJUSTED EBITDA" means, for any Rolling Period, the sum of (a) the Adjusted EBITDA for such Rolling Period for each Hotel Property owned by the Parent or any of its Subsidiaries PLUS
(b) the Unconsolidated Entity Percentage of the Adjusted EBITDA for such Rolling Period for each Hotel Property owned by an Unconsolidated Entity of the Parent or any of its Subsidiaries; PROVIDED that if any such Property has been sold or conveyed in such period, the Adjusted EBITDA from such Property shall be excluded from the calculation of Aggregate Property Adjusted EBITDA for such period; PROVIDED FURTHER that if any such Property was acquired in such period, the Adjusted EBITDA from such Property during such entire period shall be included in the calculation of Aggregate Property Adjusted EBITDA for such period, adjusted to provide for a deemed management fee in lieu of the actual management fee incurred for such Property before the date of acquisition of such Property equal to the product of (i) gross revenues from such Property for the period of time prior to acquisition TIMES (ii) the greater of (A) three percent (3%) and
(B) the base management fee percentage contracted for such Property subsequent to the date of acquisition.

     5. The definition of "Applicable Margin" is modified by adding a row for Level IX Status at the end of such definition as follows:

Level IX Status       .375%            2.00%            .25%

     6. The definition of "Borrowing Base Requirements" is modified as follows:

           (A) by deleting all of clause (b) and replacing such clause with the phrase "(b) both the Investment Amount and total guest rooms for the Eligible Properties which are located in any one state in the aggregate shall not exceed (i) prior to June 30, 2000, 25% and (ii) thereafter, 20% (except for New York, Florida, and Texas which shall not exceed 30% for each such state and California which shall not exceed (i) prior to June 30, 2000, 40% and (ii) thereafter, 30%) of the Investment Amount and total guest rooms, as applicable, for all Eligible Properties;"; and

            (B)  by deleting from clause (d)(i) the phrase "prior to June
30, 1999, 30%" and replacing such phrase with the phrase "prior to June 30, 2000, 35%".
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     7.    The definition of "Status" is modified by deleting all language up to and including the definition of "Level VIII Status" and replacing it with the following:

           "STATUS" means the existence of Level I Status, Level II
Status, Level III Status, Level IV Status, Level V Status, Level VI Status, Level VII Status, Level VIII Status, or Level IX Status, as the case may be. As used in this definition:

           "LEVEL I STATUS" exists at any date if, at such date, the Parent has a long-term senior unsecured actual or implied debt rating of A-or better by S&P and A3 or better by Moody's;

           "LEVEL II STATUS" exists at any date if, at such date, the Parent has a long-term senior unsecured actual or implied debt rating of BBB+ by S&P and Baal by Moody's;

           "LEVEL III STATUS" exists at any date if, at such date, the Parent has a long-term senior unsecured actual or implied debt rating of BBB by S&P and Baa2 by Moody's;

           "LEVEL IV STATUS" exists at any date if, at such date, the Parent has a long-term senior unsecured actual or implied debt rating of BBB- by S&P and Baa3 by Moody's;

           "LEVEL V STATUS" exists at any date if, at such date, (a) none of Level I Status through Level IV Status or Level IX Status exists and (b) the Leverage Ratio is less than or equal to 25%;

           "LEVEL VI STATUS" exists at any date if, at such date, (a) none of Level I Status through Level IV Status or Level IX Status exists and
(b) the Leverage Ratio is greater than 25% but less than or equal to 35%;

           "LEVEL VII STATUS" exists at any date if, at such date, (a) none of Level I Status through Level IV Status or Level IX Status exists and (b) the Leverage Ratio is greater than 35% but less than or equal to 45%;

           "LEVEL VIII STATUS" exists at any date if, at such date, (a) none of Level I Status through Level IV Status or Level IX Status exists and (b) the Leverage Ratio is greater than 45% but less than or equal to 50%; and

           "LEVEL IX STATUS" exists at any date if, at such date, (a) none of Level I Status through Level IV Status exist and (b) the Parent's Total Liabilities are in excess of the product of (i) five (5) TIMES (ii) Aggregate Property Adjusted EBITDA for the Rolling Period which ended immediately prior to such date.

     8.    Section 2.02(c)(i) is modified by deleting the phrase
"$2,000,000" and replacing such phrase with the phrase "1,000,000".

     9. Section 2.02(c)(iii) is modified by deleting the phrase "six" and replacing such phrase with the phrase "eight".



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     10.   Section 6.04 is modified by (A) deleting the word "and" at the end of clause (d) and the period at the end of clause (e), (B) adding the phrase "; and" at the end of clause (e), and (C) adding a new clause (f) which reads as follows:

           "(f) provided no Default has occurred and is continuing or would result therefrom, the Parent may repurchase up to $25,000,000 of Parent Common Stock in the aggregate."

     11. Section 6.07(d) is modified by adding the following phrase after the phrase "Asset Value" in clause (iii):

     "and have not for any individual Unconsolidated Entity incurred Indebtedness which exceeds 75% of the lesser of the appraised value or the Investment Amount of the Hotel Properties owned by such Unconsolidated Entity".

     12.   Section 7.05 is modified by deleting the phrase "the product of
(i) the Parent's Adjusted EBITDA (on a Consolidated basis) for the preceding Rolling Period MULTIPLIED BY (ii) five (5)" and replacing such phrase with the phrase "the product of (i) the Aggregate Property Adjusted EBITDA for the preceding Rolling Period MULTIPLIED BY (ii) (A) for the Rolling Periods ending on September 30, 1998 through June 30, 1999, 5.5,
(B) for the Rolling Periods ending on September 30, 1999 through December 31, 1999, 5.25, and (C) for any Rolling Period thereafter, 5.0".

     13. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower represents and warrants to the Banks and the Agents that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change and (b) no Default or Event of Default exists as of the Amendment Date.

     14. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.



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[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED
CREDIT AGREEMENT]

     Executed as of the date first set forth above.

                                  BORROWER:
                                  --------


                                  LASALLE HOTEL OPERATING PARTNERSHIP,
L.P.

                                  By:  LaSalle Hotel Properties,
                                        its general partner

                                   By:  /S/ HANS WEGER
                                       Name:   Hans Weger
                                       Title:  Chief Financial Officer

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                   JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agrees that the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantor dated as of even date as the Original Credit Agreement remains in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                            LASALLE HOTEL PROPERTIES, a Maryland real
estate investment trust


                         By:      /S/ HANS WEGER
                         Title:   Chief Financial Officer

                            LHO MISSION BAY HOTEL, L.P., a California
limited partnership

                            By:   LaSalle Hotel Operating Partnership,
L.P., a Delaware limited partnership, its general partner

                                  By:  LaSalle Hotel Properties,
                                        its general partner

                                   By:    /S/ HANS WEGER
                                       Name:   Hans Weger
                                       Title:  Chief Financial Officer

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                  SOCIETE GENERALE,  SOUTHWEST AGENCY,
individually and as Co-Arranger, Administrative Agent, and Documentation
Agent



                              By:     /S/ HUVISHKA ALI
                              Title:  Vice President

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                  BANK OF MONTREAL, CHICAGO BRANCH.,
individually and as Co-Arranger and Syndication Agent



                              By:     /S/ JOHN T. MEAD, JR.
                              Title:  Director

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                  BANKBOSTON, N.A.



                              By:     /S/ LORI Y. LITOW
                              Title:  Vice President

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                  CREDIT LYONNAIS NEW YORK BRANCH



                              By:     /S/ JAN HAZELTON
                              Title: Vice President

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                  LASALLE NATIONAL BANK



                              By:     /S/ JOHN C. HEIN
                              Title:  First Vice President

[SIGNATURE PAGE OF FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                  STAR BANK, N.A.


                              By:     /S/ WENDY A. BAUMANN
                              Title:  Assistant Vice President